UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2010

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33110	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

150 White Plains Road, Suite 108 Tarrytown, New York	10591-5521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 949-5500

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

DEBT RESOLVE, INC.

August 12, 2010

The purpose of this filing is to include the form of warrant to purchase common stock issued in our August 12, 2010 private placement.  The form of warrant was mistakenly omitted from the Form 8-K that we filed on August 18, 2010, reporting that transaction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

10.1	Form of Warrant to Purchase Common Stock with respect to the August 12, 2010 private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 24, 2010	DEBT RESOLVE, INC.

	By:	/s/ David M. Rainey
David M. Rainey
President and Chief Financial Officer